Exhibit 10.7

GROUND LEASE

BETWEEN

TESORO REFINING & MARKETING COMPANY LLC,

AS LANDLORD,

AND

TESORO LOGISTICS OPERATIONS LLC,

AS TENANT

Anacortes Products Storage Facility

GROUND LEASE

This Ground Lease (the “Lease”) is entered into as of November 8, 2017 (the “Commencement Date”), between TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company (“Landlord”), and TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company (“Tenant”).

A. Landlord is the owner of a petrochemical refinery in Skagit County, Washington, situated upon that certain real property more particularly described on Exhibit A attached hereto and incorporated herein by reference (the “Refinery”).

B. Tenant desires to lease from Landlord and Landlord desires to lease to Tenant the portion of the Refinery described on Exhibit B attached hereto and incorporated herein by reference (with the exception of the improvements situated thereon, which the parties acknowledge hereby are owned by Tenant) (the “Premises”).

C. Capitalized terms used in this Lease, but not defined herein, shall have the meanings given to them in the Contribution Agreement (as defined below).

ARTICLE 1. DEMISE OF PREMISES AND GRANT OF EASEMENTS

1.01 Demise of Premises. In consideration of the mutual covenants and agreements of this Lease, and other good and valuable consideration, Landlord demises and leases to Tenant, and Tenant leases from Landlord, the Premises.

1.02 Easements.

(a) Tenant is hereby granted a non-exclusive easement for ingress and egress to and from the Premises over and across the Refinery during the term of this Lease, as reasonably needed by Tenant in order to operate the Storage Facility (the “Access Easement”). Landlord shall have the right to designate a reasonable course through which Tenant and its employees, agents, contractors and invitees must follow across the Refinery in order to access the Premises, and to otherwise establish reasonable restrictions upon Tenant’s use of the Refinery for access to the Premises.

(b) Tenant is hereby granted non-exclusive easements (the “Pipeline Easements”) over and across the Refinery during the term of this Lease for the installation, maintenance, repair and replacement of pipelines owned by Tenant connecting the Storage Facility to (1) the manifold to the Trans Mountain Pipeline, (2) the tank car loading rack and the tank truck loading rack, owned by Tenant and located on land leased by Landlord to Tenant pursuant to that certain Ground Lease, dated November 15, 2012, as amended by that certain First Amendment thereto, dated July 1, 2014, and as further amended by that certain Second Amendment thereto entered into between Landlord and Tenant concurrently herewith, (3) the Anacortes Marine Terminal operated by Tenant, and (4) the manifold of the Olympic Pipeline. The Pipeline Easements shall initially cover the existing locations and pipeline slots occupied by pipelines owned by Tenant, but Landlord shall not unreasonably withhold its consent to any request by Tenant to modify or expand such Pipeline Easements to cover additional or different pipelines owned by Tenant and used by Tenant to provide services to Landlord. The current locations of Pipeline Easements (1), (2) and (3) above are shown, respectfully, on Exhibits C-1, C-2 and C-3 attached hereto and incorporated herein by reference.

ARTICLE 2. LEASE TERM

2.01 Fixed Beginning and Termination Date. The term of this Lease is ninety-nine (99) years, beginning on the Commencement Date, and ending on November 7, 2116, unless terminated sooner as provided in this Lease.

2.02 Termination.

(a) This Lease will terminate without further notice when the term specified in Section 2.01 expires, and any holding over by Tenant after that term expires will not constitute a renewal of the Lease or give Tenant any rights under the Lease in or to the Premises.

(b) In the event this Lease terminates for any reason, the Access Easement and the Pipeline Easements shall also terminate automatically.

2.03 Holdover. If Tenant holds over and continues in possession of the Premises after the Lease term, Tenant will be considered to be occupying the Premises at will, subject to all the terms of this Lease.

ARTICLE 3. RENT

The parties acknowledge that rent for the entire Lease term has been paid in full in advance, in accordance with the terms of that certain Contribution, Conveyance and Assumption Agreement dated as of the date hereof by and among Andeavor, Landlord, Tesoro Logistics GP, LLC, Andeavor Logistics LP, and Tenant, as amended, restated, modified or supplemented from time to time (the “Contribution Agreement”).

ARTICLE 4. TAXES

4.01 Payment of Real Property Taxes by Tenant. After the Commencement Date, Landlord shall endeavor to effectuate the recognition of the Premises by the appropriate taxing entities as a separate parcel for purposes of the assessment of Taxes (as hereinafter defined), and Tenant shall cooperate with Landlord in all reasonable respects in this regard. If Landlord is unable to cause the Premises to be separately assessed, then Landlord shall work with Skagit County to cause the County, if possible, with respect to each tax parcel on which any portion of the Premises are located, to make an allocation between the area leased by Tenant and the area retained by Landlord. With respect to any parcel on which improvements are located, but with respect to which there has not been a segregation made by the County, the parties shall make good faith efforts to allocate the value of the improvements between those owned by Landlord and those owned by Tenant, so as to appropriately allocate the liability for taxes payable based on the value of the improvements. Unless and until the Premises are separately assessed for taxing purposes, Tenant will pay to Landlord that portion of the real property taxes, general and special assessments, and other governmental charges of any kind (the “Real Property Taxes”) levied on or assessed against the Refinery which are allocable to the Premises, as more particularly described herein, within thirty (30) days following the delivery of Landlord’s invoice therefor accompanied by reasonably detailed supporting documentation. Landlord reserves all rights to contest, protest or challenge the Taxes by appropriate proceedings, and Tenant shall cooperate with Landlord in connection therewith in all reasonable respects.

4.02 Payment of Personal Property Taxes. Tenant shall pay, before they become delinquent, all personal property taxes, assessments and other governmental charges assessed against any equipment or other personal property of Tenant situated on the Premises. Effective as of the Commencement Date, such personal property and equipment is being transferred by Landlord to Tenant by Bill of Sale, the form of which is attached to the Contribution Agreement.

4.03 Proration of Taxes During First and Last Years. Real Property Taxes payable by Tenant under Section 4.01 above shall be pro-rated between Landlord and Tenant based on the number of days this Lease is in effect during the applicable year compared to 365 days. Personal Property taxes payable by Tenant under Section 4.02 above for the year in which the conveyance of such personal property occurs shall be pro-rated between Landlord and Tenant based on the tax bill for the applicable calendar year.

ARTICLE 5. UTILITIES

(a) The parties acknowledge that as of the Commencement Date, the utilities serving all or a portion of the Premises and some of the improvements located thereon, being electricity, water, and septic system (the “Utilities”), are interconnected to Landlord’s utility infrastructure at the Refinery. The provisions of this Article 5 shall be subject to the terms of that certain Amended and Restated Secondment Agreement and Logistics Services Agreement, dated as of October 30, 2017, by and between Landlord, Tenant and additional parties, as amended, restated, modified or supplemented from time to time (the “Secondment Agreement”), and for so long as the Secondment Agreement is in effect between the parties, the provisions of that agreement shall control in the event that its terms and the terms of this Article 5 are inconsistent with one another. In the event that the Secondment Agreement is no longer in effect, the terms of this Article 5 shall control.

(b) The parties agree that the Premises shall be separately metered for electricity as soon as reasonably practicable following the Commencement Date hereof. All costs required to effectuate such separate metering shall be borne equally by Landlord and Tenant. The parties shall cooperate with each other in all reasonable respects in connection therewith. Thereafter Tenant shall pay all charges for electricity serving the Premises directly to the Utility provider. Until such time as electricity is separately metered to the Premises, electricity to the Premises shall continue to be interconnected to Landlord’s utility infrastructure, and shall be provided to Tenant and paid for in the same manner and subject to the same conditions as all other Utilities are provided to Tenant. With regard to electricity until it is separately metered and with regard to all other Utilities, Tenant shall pay Landlord for Tenant’s usage thereof (without any surcharge being added by Landlord for overhead) in amounts as reasonably determined by Landlord, subject to Tenant’s reasonable approval. Such payment shall be due within thirty (30) days following delivery of Landlord’s invoice therefor accompanied by reasonably detailed support. Landlord shall not invoice Tenant for

Utility usage more frequently than monthly. The following restrictions shall apply with respect to Tenant’s usage of Landlord’s oily water sewer system: (i) only wastewaters containing oily water and petroleum products may be discharged therein, (ii) only wastewaters generated from Tenant’s operations on the Premises may be discharged therein, (iii) Tenant shall comply with all applicable laws, rules and regulations regarding the use thereof and the discharge of substances therein, and (iv) the daily volume of oily water discharged therein may not materially exceed the volume of the typical daily discharge therein resulting from Landlord’s operation of the Refinery prior to the Commencement Date. Landlord shall have no obligation to provide telephone service to the Premises or any other utility service of any kind except as set forth in this paragraph or in the Storage Services Agreement (as defined in Section 10.01 below). Landlord shall in no event be liable or responsible for any cessation or interruption in, or damage caused by, any utility services provided to the Premises, whether by Landlord or otherwise, unless the cessation or interruption results from Landlord’s intentional misconduct or gross negligence.

ARTICLE 6. USE OF PREMISES

6.01 Permitted Use. The Premises are currently improved with crude oil, refinery feedstock and petroleum product storage tanks with a total shell capacity of 3,900,000 barrels, a gasoline blending unit, and a transfer pump house, and pipelines and other appurtenances that allow the transport of the crude oil and petroleum products to and from to and from other facilities located at the Refinery (collectively, the “Storage Area Improvements”). Tenant may use the Premises and the Storage Area Improvements only for the storage and transport of crude oil, other black oils, intermediates and petroleum products, blending of gasoline and other petroleum products, and such other uses as are directly related to the operation and maintenance of the Storage Facility (collectively, the “Permitted Use”).

ARTICLE 7. COMPLIANCE WITH LAWS

7.01 Compliance with Laws. Tenant and its employees, agents and invitees shall comply with all applicable federal, state, and local laws, rules, regulations and orders in use of the Premises. Tenant shall secure and maintain current all required permits, licenses, certificates, and approvals relating to its use of the Premises. Landlord shall comply with all applicable federal, state, and local laws, rules, regulations and orders pertaining to the operation of the Refinery and the Premises to the extent reasonably necessary to enable Tenant to exercise its rights provided hereunder.

7.02 Emergencies. In the event of any emergency occurring on or about the Premises, Landlord and Tenant shall diligently cooperate in good faith to appropriately manage the emergency situation in a timely and effective manner. Such cooperation shall include, but not be limited to, providing of necessary access to all portions of the Premises and the improvements thereon.

ARTICLE 8. CONSTRUCTION BY TENANT

8.01 General Conditions. Tenant may, at any time and from time to time during the Lease term, erect, maintain, alter, remodel, reconstruct, rebuild, replace, and remove buildings and other improvements on the Premises, subject to the following:

(a) Tenant bears the cost of any such work.

(b) The Premises must at all times be kept free of mechanics’ and materialmens’ liens.

(c) Landlord must be notified of the time for beginning and the general nature of any such work, other than routine maintenance of existing buildings or improvements, at the time the work begins.

(d) The conditions of Section 8.02 concerning Landlord’s approval of plans must be followed.

(e) Such work is reasonable and appropriate for Tenant’s permitted operations on the Premises.

8.02 Landlord’s Approval of Plans. The following rules govern Landlord’s approving construction, additions, and alterations of buildings or other improvements on the Premises:

(a) Written Approval Required. No building or other improvement may be constructed on the Premises unless the plans, specifications, and proposed location of the building or other improvement have received Landlord’s written approval, which shall not be unreasonably withheld, conditioned or delayed, and the building or other improvement complies with the approved plans, specifications, and proposed location. No material addition to or alteration of any building or structure erected on the Premises may be commenced until plans and specifications covering the proposed addition or alteration have been first submitted to and approved by Landlord, which shall not be unreasonably withheld, conditioned or delayed.

(b) Submission of Plans. With respect to any construction, additions or alterations for which Landlord’s approval is required under Section 8.02(a) above, Tenant must submit two (2) copies of detailed working drawings, plans, and specifications for any such projects for Landlord’s approval before the project begins.

(c) Landlord’s Approval. Landlord will promptly review and approve all plans submitted under Section 8.02(b) above or note in writing any required changes or corrections that must be made to the plans. Any required changes or corrections must be made, and the plans resubmitted to Landlord, within twenty (20) days after the corrections or changes have been noted. Landlord’s failure to object to the resubmitted plans and specifications within twenty (20) days constitutes its approval of the changes. Minor changes in work or materials not affecting the general character of the building project may be made at any time without Landlord’s approval, but a copy of the altered plans and specifications must be furnished to Landlord.

(d) Exception to Landlord’s Approval. The following items do not require submission to, and approval by, Landlord:

(i) Minor repairs and alterations necessary to maintain existing structures and improvements in a useful state of repair and operation.

(ii) Changes and alterations required by an authorized public official with authority or jurisdiction over the buildings or improvements, to comply with legal requirements.

(e) Effect of Approval. Landlord, by approving the plans and specifications, assumes no liability or responsibility for the architectural or engineering design or for any defect in any building or improvement constructed from the plans or specifications.

8.03 Ownership of Buildings, Improvements and Fixtures. Any buildings, improvements, additions, alterations, and fixtures existing, constructed, placed or maintained on any part of the Premises during the Lease term are considered part of the real property of the Premises but shall be and remain the property of Tenant during the Lease term, including all Storage Area Improvements and equipment related to the Storage Facility situated on the Premises as of the Commencement Date or hereafter placed on the Premises by Tenant. In addition to Landlord’s right of entry set forth in Section 18.01 hereof, Landlord shall have the right upon not less than twenty-four hours’ notice to Tenant (except in the case of emergencies, in which no prior notice is required) to enter upon the Premises for the purposes of inspecting, maintaining, repairing, modifying and/or replacing all or any portion of the Storage Area Improvements located thereon, to the extent that Tenant has failed to do so and such failure to complete the maintenance, repair, modification or replacement is in violation of Tenant’s obligations hereunder. To the extent that any such maintenance, repair, modification or replacement is undertaken by Landlord, Tenant shall reimburse Landlord for all costs incurred, within thirty (30) days following receipt of an invoice from Landlord detailing such amounts.

8.04 Right to Remove Tenant’s Property. Tenant may, at any time while it occupies the Premises, remove any furniture, machinery, equipment, fixtures or other improvements owned or placed by Tenant in, under, or on the Premises, so long as such removal does not result in the violation of any terms of this Lease. If this Lease has not been terminated prior to its stated expiration date, then at least six (6) months before the stated expiration date, Landlord shall give written notice to Tenant informing it of any improvements or other property located on the Premises that Landlord will require Tenant to remove, and if so, specifying which improvements or property are to be removed (the “Removal Notice”). Tenant shall, at its sole cost and expense, cause those improvements and property specified by the Removal Notice to be removed from the Premises, and cause any damage to the Premises resulting therefrom to be repaired and the Premises restored to a safe condition, prior to the expiration of the Lease term. Upon termination of this Lease, all such property and improvements remaining on the Premises shall become the property of Landlord, and Landlord may keep, change or dispose of such property and improvements in Landlord’s sole and absolute discretion, without any liability to Tenant therefor. If Tenant has failed to remove any improvements or property as required by the Removal Notice or has failed to repair and restore the Premises as required by terms of this Section 8.04, then Tenant shall pay to Landlord the actual costs incurred by Landlord to do so.

ARTICLE 9. ENCUMBRANCE OF LEASEHOLD ESTATE

9.01 Tenant’s Right to Encumber. Tenant may, at any time and from time to time, encumber the leasehold interest, by deed of trust, mortgage, or other security instrument, without obtaining Landlord’s consent, but no such encumbrance constitutes a lien on Landlord’s fee title. The indebtedness secured by the encumbrance will at all times be and remain inferior and subordinate to all the conditions, covenants, and obligations of this Lease and to all of Landlord’s rights under this Lease. References in this Lease to “Lender” refer to any person or entity to whom Tenant has encumbered its leasehold interest.

9.02 Notices to Lender. At any time after execution and recordation in Skagit County, Washington, of any mortgage or deed of trust encumbering Tenant’s leasehold interest, Lender shall notify Landlord in writing that the mortgage or deed of trust has been given and executed by Tenant and furnish Landlord with the address to which copies of all notices to Tenant by Landlord are to be mailed. Landlord must mail to Lender, at the addresses given, copies of all written notices that Landlord gives or serves on Tenant under the terms of this Lease after receiving such notice from Lender.

9.03 Lender’s Consent Required for Modification. Landlord and Tenant will neither modify in any material respect nor terminate this Lease by mutual consent without Lender’s written consent.

9.04 Lender’s Right to Prevent Forfeiture. Lender may do any act required of Tenant to prevent forfeiture of Tenant’s leasehold interest; all such acts are as effective to prevent a forfeiture of Tenant’s rights under this Lease as if done by Tenant.

9.05 Lender’s Right to Foreclose. Lender may realize on the security afforded by the leasehold estate by exercising foreclosure proceedings or power of sale or other remedy afforded in law or equity or by the security documents and may transfer, convey, or assign Tenant’s title to the leasehold estate created by this Lease to any purchaser at any such foreclosure sale. Lender also may acquire and succeed to Tenant’s interest under this Lease by virtue of any such foreclosure sale. Lender will not be or become liable to Landlord as an assignee of this Lease or otherwise unless it assumes such liability in writing, and no assumption may be inferred from or result from foreclosure or other appropriate proceedings in the nature of foreclosure or as the result of any other action or remedy provided for by the mortgage or deed of trust or other instrument or from a conveyance from Tenant under which the buyer at foreclosure or grantee acquires Tenant’s rights and interest under this Lease. Any purchaser of the property at a foreclosure sale becomes obligated to Landlord as the Tenant under the Lease, and such party must be satisfactory to Landlord, in Landlord’s sole and absolute discretion, such that it will be in a position to provide the services required of Tenant hereunder, and that each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease, shall not be impaired or diminished as of result of such assignment of the leasehold interest.

ARTICLE 10. REPAIRS, MAINTENANCE, AND RESTORATION

10.01 Tenant’s Duty to Maintain and Repair. At all times during the Lease term, Tenant will keep and maintain, or cause to be kept and maintained, all buildings and improvements erected on the Premises in a good state of appearance and repair (except for reasonable wear and tear) at Tenant’s own expense, in compliance with the terms of that certain Storage Services Agreement – Anacortes II, dated as of the date hereof (as the same may be amended, modified and/or extended from time to time) by and between Landlord and Tenant (the “Storage Services Agreement”) and the provisions of Section 7.01 above.

ARTICLE 11. MECHANICS’ LIENS

Tenant will not cause or permit any mechanics’ liens or other liens to be filed against the fee of the Premises or against Tenant’s leasehold interest (excluding any leasehold mortgage) in the land or any buildings or improvements on the Premises by reason of any work, labor, services, or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part of them through or under Tenant. If such a mechanics’ lien or materialmens’ lien is recorded against the Premises or any buildings or improvements on them, Tenant must either cause it to be released or, if Tenant in good faith wishes to contest the lien, take timely action to do so, at Tenant’s sole expense. If Tenant contests the lien, Tenant will indemnify Landlord and hold it harmless from all liability for damages occasioned by the lien or the lien contest and will, in the event of a judgment of foreclosure on the lien, cause the lien to be discharged and released before enforcement of the judgment is completed.

ARTICLE 12. CONDEMNATION

12.01 Parties’ Interests. If the Premises or any part of them are taken for public or quasi-public purposes by condemnation as a result of any action or proceeding in eminent domain, or are transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, this article governs Landlord’s and Tenant’s interests in the award or consideration for the transfer and the effect of the taking or transfer on this Lease.

12.02 Total Taking—Termination. If the entire Premises are taken or so transferred as described in Section 12.01, this Lease and all of the rights, titles, and interests under it will cease on the date that title to the Premises or part of them vests in the condemning authority.

12.03 Partial Taking—Termination. If only part of the Premises is taken or transferred as described in Section 12.01, Tenant may terminate this Lease by providing notice of termination to Landlord within a reasonable time after title to the portion of the Premises taken or transferred vests in the condemning authority.

12.04 Allocation of Condemnation Award.

(a) Lease Not Terminated. In the event of a condemnation of any portion of the Premises and if this Lease is not terminated, the award paid by the condemning authority (after payment of expenses incurred in connection with collecting the same) shall be allocated as follows:

(i) First, Tenant shall receive so much of the award as is necessary to restore the Improvements and for the value of the Improvements taken; and

(ii) Second, Landlord shall receive the balance of the award.

(b) Lease Terminated. In the event of a condemnation and this Lease is terminated as herein provided, the parties shall use reasonable efforts to cause the condemning authority to make separate awards to Landlord, on the one hand, and Tenant, on the other hand, as to their respective interests. If the condemning authority does not make such separate awards, then the award paid by the condemning authority (after payment of expenses incurred in connection with collecting the same) shall be divided between Landlord and Tenant so that each party shall receive that portion of the award which bears the same proportion of the total award as the value of such party’s interests in the Premises bears to the total value of all interests in the Premises. The value of Landlord’s interests shall include the value of the land; the value of Landlord’s interest in this Lease had the Premises not been condemned, including the right to receive payment of all sums required to be paid by Tenant to Landlord hereunder for the remainder of the Lease term; and the value of Landlord’s residual right to the improvements located on the Premises upon termination of this Lease. The value of Tenant’s interest shall include the value of the improvements located on the Premises reduced by the value of Landlord’s reversionary interest therein; and the value of Tenant’s leasehold estate hereunder had the Premises not been condemned, including the right to use and occupy the Premises for the remainder of the Lease term subject to the obligation of Tenant to pay the amounts due hereunder. Tenant shall be entitled to claim in any condemnation proceedings such award as may be allowed for relocation costs or other consequential damages, but only to the extent that the same shall not reduce, and shall be in addition to, the award for the Premises and the improvements located on the Premises.

ARTICLE 13. INSURANCE AND INDEMNIFICATION

13.01 Insurance on Buildings and Improvements. At all times during the Lease term, Tenant will keep all buildings and other improvements located or being constructed on the Premises insured against loss or damage by fire, with extended-coverage endorsement or its equivalent. This insurance is to be carried by insurance companies selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed. The insurance must be paid for by Tenant and will be in amounts not less than eighty percent (80%) of the full insurable value of the buildings and other improvements. Tenant may self-insure a greater percentage of this coverage if so agreed by Landlord and Tenant in writing.

13.02 Other Agreements. The insurance and indemnification obligations of Landlord and Tenant are set forth in the Storage Services Agreement and that certain Fourth Amended and Restated Omnibus Agreement (the “Omnibus Agreement”) among Andeavor, Landlord, Tesoro

Companies, Inc., Tesoro Alaska Company LLC, Andeavor Logistics LP and Tesoro Logistics GP, LLC. In the event of a conflict of provisions of the Storage Services Agreement and those of the Omnibus Agreement, the Omnibus Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the Storage Services Agreement.

ARTICLE 14. ASSIGNMENT AND SUBLEASE

Tenant may not transfer, assign or sublease its leasehold estate or any portion thereof or any of its right, title or interest in this Lease (collectively, a “Transfer”) without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. Any merger, consolidation or transfer of the direct or indirect beneficial ownership interest in Tenant that results in a direct or indirect change in the right to control the management of Tenant shall constitute a Transfer as defined above.

ARTICLE 15. DEFAULT AND REMEDIES

15.01 Termination on Default. Except as otherwise specifically noted in this Lease to the contrary, if Tenant defaults in performing any covenant or term of this Lease and does not correct the default within thirty (30) days after receipt of written notice from Landlord to Tenant, Landlord may by written notice to Tenant declare this Lease, and all rights and interests created by it, terminated; provided, however, that in the event such default cannot, in the exercise of reasonable diligence, be cured within such thirty (30) day period, Landlord may not exercise its remedies under this Article unless Tenant (i) fails to commence the cure of the default within such thirty (30) day period, or (ii) thereafter fails to proceed with curative measures with reasonable diligence. If the Storage Services Agreement is terminated by reason of a default by Tenant, Landlord shall have the right by written notice to Tenant to declare this Lease, and all rights and interests created by it, terminated.

15.02 Landlord’s Right to Purchase Improvements upon Default by Tenant. If this Lease is terminated by Landlord pursuant to Section 15.01, then without prejudice to any rights or remedies provided herein, Landlord shall have the right to purchase all improvements on the Premises owned by Tenant. Landlord may exercise such right by indicating Landlord’s election to purchase such improvements in Landlord’s written notice to Tenant terminating this Lease. In such event, Landlord shall promptly arrange to have the fair market value of the improvements located on the Premises determined by appraisal, shall have the appraisal completed within sixty (60) days of the date on which the notice of termination is given, and shall thereafter provide a copy of such appraisal to Tenant (the “Appraisal Delivery Date”). Within thirty (30) days after the Appraisal Delivery Date (the “Response Date”), Tenant shall notify Landlord (x) that it is in agreement with the fair market value set forth in Landlord’s appraisal, or (b) that it objects to the fair market value set forth in Landlord’s appraisal, in which event it shall provide its own determination of fair market value of the improvements, also as determined by appraisal, when it provides its objection by the Response Date. If Tenant is in agreement with the fair market value determined by Landlord’s appraisal or if Tenant fails to provide an objection by the Response Date, then the amount determined by Landlord’s appraisal shall be paid by Landlord to Tenant, in immediately available funds, within ten (10) days following the Response Date. If Tenant objects to the fair market value of the improvements as determined by Landlord’s appraisal and provides notice of such objection to Landlord on or before the Response Date, then within ten (10) days after the Response Date, each of the appraisers initially retained by Landlord and Tenant to make the determination as to the fair market value of the improvements shall appoint a third appraiser to act as arbitrator (the “Arbitrator”). The Arbitrator shall, within fifteen (15) days after his or her appointment, select as the fair market value of the improvements either the fair market value set forth in Landlord’s appraisal or the fair market value set forth in Tenant’s appraisal and inform both Landlord and Tenant, in writing, of such selection. The Arbitrator shall have no authority to average the appraised values, or to designate an amount other than the fair market value specified in either Landlord’s appraisal or Tenant’s appraisal. Within ten (10) days following the date on which the parties receive written notice of the Arbitrator’s selection, the amount selected as the fair market value of the improvements shall be paid by Landlord to Tenant, in immediately available funds. Following the payment by Landlord to Tenant applicable to the fair market value of the improvements, neither Landlord nor Tenant shall have any further rights under or obligations arising from this Lease. The appraisers retained to make a determination regarding the fair market value of the improvements located on the Premises shall each be an MAI certified commercial real estate appraiser conducting business in the Skagit County industrial market and having not less than ten (10) years active experience as an MAI commercial real estate appraiser. The fair market value of the improvements on the Premises owned by Tenant shall be determined by any such appraiser based on information regarding, without limitation, the nature of the particular improvement, its age and functionality, and the current sale price of similar improvements in the same industry, all as valued for their highest and best use at the time of termination of this Lease.

15.03 Effect of Termination. Any termination of this Lease as provided in this Article 15 will not relieve Tenant from paying any sum or sums due and payable to Landlord under the Lease at the time of termination, or any claim for damages then or previously accruing against Tenant under this Lease. Any such termination will not prevent Landlord from enforcing the payment of any such sum or sums or claim for damages by any remedy provided for by law, or from recovering damages from Tenant for any default under the Lease.

ARTICLE 16. RESERVED

ARTICLE 17. DISCLAIMER; COVENANTS

17.01 Disclaimer of Warranties. TENANT IS LEASING THE PREMISES “AS-IS,” WITH ANY AND ALL LATENT AND PATENT DEFECTS. TENANT ACKNOWLEDGES THAT TENANT IS NOT RELYING UPON ANY REPRESENTATION, STATEMENT OR OTHER ASSERTION OF LANDLORD OR LANDLORD’S AGENTS, OFFICERS, EMPLOYEES OR REPRESENTATIVES WITH RESPECT TO THE CONDITION OF THE PREMISES, BUT IS RELYING UPON TENANT’S EXAMINATION OF THE PREMISES. TENANT ACCEPTS THIS LEASE UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF LANDLORD WITH REGARD TO THE PREMISES, INCLUDING, WITHOUT LIMITATION, SUITABILITY FOR TENANT’S INTENDED USE THEREOF (EXCEPT FOR THE WARRANTY SET FORTH IN SECTION 17.02 AND SUCH WARRANTIES AS MAY BE SET FORTH IN THE CONTRIBUTION AGREEMENT).

17.02 Warranty of Quiet Enjoyment. Landlord covenants that as long as Tenant observes the covenants and terms of this Lease, Tenant will lawfully and quietly hold, occupy, and enjoy the Premises during the Lease term without being disturbed by Landlord or any person claiming under Landlord, except for any portion of the Premises that is taken under the power of eminent domain.

ARTICLE 18. GENERAL PROTECTIVE PROVISIONS

18.01 Right of Entry and Inspection. Tenant acknowledges that a substantial portion of the Premises are located outdoors and within the boundaries of the Refinery. Accordingly, Tenant will permit Landlord or its agents, representatives, or employees to enter the Premises consisting of outdoor areas at all times, without notice, in connection with Landlord’s operations at the Refinery, and to at all times have access to and the right to use any and all roads that are located on the Premises. Accordingly, Tenant shall keep any existing roads that cross the Premises unobstructed. With respect to any portion of the Premises consisting of buildings, Tenant will permit Landlord or its agents, representatives, or employees to enter such buildings at reasonable times and upon reasonable prior notice (except in the event of an emergency, when no prior notice will be required) for the purposes of inspection, determining whether Tenant is complying with this Lease, and maintaining, repairing, or altering the Premises in accordance with the terms hereof.

18.02 No Partnership or Joint Venture. The relationship between Landlord and Tenant is at all times solely that of landlord and tenant and may not be deemed a partnership or a joint venture.

18.03 No Termination on Bankruptcy. Bankruptcy, insolvency, assignment for the benefit of creditors, or the appointment of a receiver will not affect this Lease as long as Tenant and Landlord or their respective successors or legal representatives continue to perform all covenants of this Lease.

18.04 No Waiver. No waiver by either party of any default or breach of any covenant or term of this Lease may be treated as a waiver of any subsequent default or breach of the same or any other covenant or term of this Lease.

18.05 Release of Landlord. If Landlord sells or transfers all or part of the Premises and as a part of the transaction assigns its interest as Landlord in this Lease, then as of the effective date of the sale, assignment, or transfer, Landlord will have no further liability under this Lease to Tenant, except with respect to liability matters that have accrued and are unsatisfied as of that date. Underlying this release is the parties’ intent that Landlord’s covenants and obligations under this Lease will bind Landlord and its successors and assigns only during and in respect of their respective successive periods of ownership of the fee.

ARTICLE 18. MISCELLANEOUS

19.01 Title Policy and Survey. Tenant shall have the right, at its sole expense, to obtain a survey of the Premises and title insurance coverage of its interest in the Premises, and the interest of any Lender. Landlord shall have no obligation to provide Tenant with any such survey or title insurance.

19.02 Memorandum of Lease. The parties agree not to place this Lease of record, but each party shall, at the request of the other, execute and acknowledge so that the same may be recorded a memorandum of lease containing such provisions as the requesting part shall reasonably request. The requesting party shall pay all costs, taxes, fees and other expenses in connection with or prerequisite to recording.

19.03 Delivery of Notices. All sums owed hereunder, notices, demands, or requests from one party to another may be personally delivered or delivered by reliable overnight courier, or sent by mail, certified or registered, postage prepaid, to the addresses stated below and are considered to have been given at the time of delivery or of mailing:

To Landlord:	Tesoro Refining & Marketing Company LLC 19100 Ridgewood Parkway San Antonio, Texas 78259 Attention: Senior Vice President, Logistics

With a copy to:	Tesoro Refining & Marketing Company LLC 19100 Ridgewood Parkway San Antonio, Texas 78259 Attention: General Counsel

To Tenant:	Tesoro Logistics Operations, LLC 19100 Ridgewood Parkway San Antonio, Texas 78259 Attention: Senior Vice President, Operations

A party may change its address for notice under this Section 19.03 by providing notice of such change in accordance with this Section 19.03.

19.04 Parties Bound. This agreement binds, and inures to the benefit of, the parties to the Lease and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

19.05 Washington Law to Apply. This agreement is to be construed under the internal laws of the State of Washington.

19.06 Legal Construction. If any one or more of the provisions contained in this Lease are for any reason held to be invalid, illegal, or unenforceable in any respect, the invalidity, illegality, or unenforceability will not affect any other provision of the Lease, which will be construed as if it had not included the invalid, illegal, or unenforceable provision.

19.07 Other Agreements.

(a) This Lease, together with the Storage Services Agreement, the Contribution Agreement, the Secondment Agreement, the Omnibus Agreement, and the other written documents executed by Landlord and Tenant, constitute the parties’ sole agreement with respect to the subject matter of this Lease and such agreements supersede any prior understandings or written or oral agreements between the parties with respect to the subject matter of this Lease.

(b) In the event of any conflict between the provisions of this Lease and the provisions of the Contribution Agreement, the provisions of the Contribution Agreement shall control.

19.08 Amendment. No amendment, modification, or alteration of this Lease is binding unless in writing, dated subsequent to the date of this Lease, and duly executed by the parties.

19.09 Rights and Remedies Cumulative. The rights and remedies provided by this Lease are cumulative, and either party’s using any right or remedy will not preclude or waive its right to use any other remedy. The rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

19.10 Attorneys’ Fees and Costs. If, as a result of either party’s breaching this Lease, the other party employs an attorney to enforce its rights under this Lease, then the breaching or defaulting party will pay the other party the reasonable attorneys’ fees and costs incurred to enforce this Lease.

19.11 Time of Essence. Time is of the essence of this Lease.

19.12 Further Documents. Landlord and Tenant will from time to time and at any reasonable time execute and deliver to the other party, when the other party reasonably requests, other instruments and assurances approving, ratifying, and confirming this Lease and the leasehold estate created by it and certifying that this Lease is in full force and that no default under this Lease on the other party’s part exists; or if the other party is in default, specifying in such instrument each such default.

19.13 Captions. The captions used in connection with the Articles and Sections of this Lease are for convenience only, and are not intended in any way to limit or amplify the meaning of the language contained in this Lease, or be used as interpreting the meanings and provisions of this Lease.

19.14 Construction. Both parties to this Lease were involved in its drafting and negotiation, and as a result, this Lease shall be construed based on its fair meaning and interpretation and shall not be strictly construed against either party.

[SIGNATURE BLOCKS ON THE FOLLOWING PAGE.]

IN WITNESS WHEREOF, THIS LEASE has been executed by Landlord and Tenant on the date and year first above written.

LANDLORD:		TENANT:

TESORO REFINING & MARKETING COMPANY LLC		TESORO LOGISTICS OPERATIONS LLC

By:	/S/ GREGORY J. GOFF	By:	/S/ STEVEN M. STERIN
	Gregory J. Goff		Steven M. Sterin
	President		President and Chief Financial Officer

Signature Page to Anacortes Products Storage Facility Ground Lease

STATE OF _______________	)
) ss.
COUNTY OF _____________	)

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, who signed this instrument as the _________________ of TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument, and on oath stated ______ was authorized to execute said instrument.

Dated: _______________, 2017

Print Name:
NOTARY PUBLIC in and for the State of ____________, residing at ____________ My appointment expires ______________

STATE OF _______________	)
) ss.
COUNTY OF _____________	)

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, who signed this instrument as the _________________ of TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument, and on oath stated ______ was authorized to execute said instrument.

Dated: _______________, 2017

Print Name:
NOTARY PUBLIC in and for the State of ____________, residing at ____________ My appointment expires ______________

EXHIBIT A

Legal Description of Refinery

PARCEL “A-1”

GOVERNMENT LOT 1; THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER; THE EAST HALF OF THE NORTHWEST QUARTER; AND THE SOUTHWEST QUARTER OF SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD.

TOGETHER WITH THOSE PORTIONS OF THE FOLLOWING DESCRIBED FIRST CLASS TIDELANDS OF THE ANACORTES HARBOR LYING IN FRONT OF AND ABUTTING SAID GOVERNMENT LOT 1:

TRACT 1 OF PLATE 14, LYING IN SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M.

TRACTS 1 AND 2 OF PLATE 15, LYING IN SECTION 20, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

TRACT 1 OF PLATE 15, LYING IN SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

TRACT 1 OF PLATE 15, LYING IN SECTION 21, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

ALSO TOGETHER WITH SECOND CLASS TIDELANDS, IF ANY, IN FRONT OF AND ABUTTING SAID GOVERNMENT LOT 1.

PARCEL “A-2”

GOVERNMENT LOTS 2 AND 3 OF SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD; ALSO EXCEPT THAT PORTION OF GOVERNMENT LOT 3 CONVEYED TO DAVID J. BOST BY DEED RECORDED AS AUDITOR’S FILE NO. 8607110070.

TOGETHER WITH THE FOLLOWING DESCRIBED FIRST CLASS TIDELANDS OF THE ANACORTES HARBOR LYING IN FRONT OF AND ABUTTING SAID GOVERNMENT LOT 2:

TRACT 2 OF PLATE 15, LYING IN SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

EXCEPT THAT PORTION LYING SOUTHERLY OF THOSE TIDELANDS CONVEYED TO THE SHELL OIL COMPANY BY AUDITOR’S FILE NO. 636027.

ALSO TOGETHER WITH SECOND CLASS TIDELANDS, IF ANY, IN FRONT OF AND ABUTTING SAID GOVERNMENT LOT 2; EXCEPT THAT PORTION LYING SOUTHERLY OF THOSE TIDELANDS CONVEYED TO THE SHELL OIL COMPANY BY AUDITOR’S FILE NO. 636027.

PARCEL “A-3”

GOVERNMENT LOTS 4 AND 5 AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD.

ALSO EXCEPT THOSE PORTIONS OF GOVERNMENT LOT 4 CONVEYED TO THE FOLLOWING DESCRIBED PARTIES:

A)	DAVID J. BOST BY DEEDS RECORDED AS AUDITOR’S FILE NOS. 8607110070 AND 9304140064;

B)	JOHN R. WATCHER, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 745889;

C)	HAROLD M. YEOMAN, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 616035;

D)	THOMAS A. MCCORMICK, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 563786;

ALSO EXCEPT THAT PORTION OF GOVERNMENT LOT 5 CONVEYED TO ROBERT W. EVANS AND JOANNE B. EVANS, HUSBAND AND WIFE, BY DEED RECORDED AS AUDITOR’S FILE NO. 8211090017;

ALSO EXCEPT THAT PORTION OF GOVERNMENT LOT 5 CONVEYED TO WILLIAM R. KIESSER, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 547521.

PARCEL “B-1”

THAT PORTION OF GOVERNMENT LOT 8 OF SECTION 32, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., LYING EASTERLY OF THAT CERTAIN TRACT OF LAND CONVEYED TO THE TEXAS COMPANY BY DEED RECORDED AS AUDITOR’S FILE NO. 556825.

PARCEL “B-2”

THE NORTH HALF OF GOVERNMENT LOT 7 OF SECTION 32, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., LYING EASTERLY OF THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD; EXCEPT THAT PORTION THEREOF CONVEYED TO THE TEXAS COMPANY BY DEED RECORDED AS AUDITOR’S FILE NO. 556825; ALSO EXCEPT ANY PORTION THEREOF LYING SOUTH OF THE SOUTH LINE OF THE VACATED PLAT OF “BURDON’S FIRST ADDITION TO ANACORTES WASHINGTON,” AS PER PLAT RECORDED IN VOLUME 3 OF PLATS, PAGE 22.

TOGETHER WITH THOSE RIGHTS TO A 50-FOOT WIDE STRIP OF LAND IN GOVERNMENT LOTS 6 AND 7 OF SECTION 32 AND IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 33, ALL IN TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., AS CONVEYED TO SHELL OIL COMPANY BY THE GREAT NORTHERN RAILWAY COMPANY BY DEED RECORDED AS AUDITOR’S FILE NO. 568629.

PARCEL “C-1”

THOSE PORTIONS OF GOVERNMENT LOTS 2, 3, AND 4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., LYING EASTERLY OF THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD, EXCEPT THE TWO FOLLOWING DESCRIBED PORTIONS THEREOF:

1)	THAT PORTION OF GOVERNMENT LOTS 3 AND 4 CONVEYED TO THE TEXAS COMPANY BY AUDITOR’S FILE NO. 556825;

2)	THAT PORTION OF GOVERNMENT LOT 2 LYING WESTERLY AND NORTHERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT SOUTH 17º 21’ EAST 300 FEET FROM THE SOUTHWEST CORNER OF THE PLAT OF “MARCH’S POINT TRACTS,” ACCORDING TO THE RECORDED PLAT THEREOF IN THE OFFICE OF THE AUDITOR OF SKAGIT COUNTY, WASHINGTON, IN VOLUME 5 OF PLATS, PAGE 25, SAID POINT BEING IN GOVERNMENT LOT 1 OF SAID SECTION 29; THENCE SOUTH 11º 23’ 45” WEST 365.67 FEET TO A POINT ON THE NORTHERLY LINE OF THAT CERTAIN TRACT CONVEYED TO R.C. CANNON AND VERA V. CANNON, HUSBAND AND WIFE, BY DEED DATED JULY 23, 1951, AND RECORDED AUGUST 1, 1951, UNDER AUDITOR’S FILE NO. 463956, RECORDS OF SAID COUNTY; THENCE NORTH 77º 23’ WEST ALONG THE NORTH LINE OF SAID CANNON TRACT TO THE EASTERLY RIGHT-OF-WAY LINE OF THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD, THE TERMINUS OF THIS LINE DESCRIPTION.

PARCEL “C-2”

THAT PORTION OF GOVERNMENT LOT 1 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., LYING EASTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGIN AT THE SOUTHEAST CORNER OF GOVERNMENT LOT 2 OF SAID SECTION 29; THENCE NORTH 1º 55’ 40” EAST ALONG THE EAST LINE OF SAID SUBDIVISION, A DISTANCE OF 527.54 FEET; THENCE NORTH 17º 20’ WEST TO A POINT ON THE MEANDER LINE ALONG THE NORTHWESTERLY LINE OF SAID SUBDIVISION, THE TERMINUS OF THIS LINE DESCRIPTION;

EXCEPT THAT PORTION THEREOF LYING WITHIN THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD.

ALSO TOGETHER WITH THAT PORTION OF SAID GOVERNMENT LOT 1 LYING WESTERLY OF THE ABOVE DESCRIBED LINE AND WITHIN THOSE PREMISES CONVEYED TO SHELL OIL COMPANY BY DEED RECORDED IN VOLUME 260 OF DEEDS, PAGE 271 UNDER AUDITOR’S FILE NUMBER 496851.

TOGETHER WITH THOSE PORTIONS OF THE FOLLOWING DESCRIBED FIRST CLASS TIDELANDS OF THE ANACORTES HARBOR LYING IN FRONT OF AND ABUTTING SAID PREMISES:

TRACT 1 OF PLATE 14, LYING IN SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

TRACTS 1 AND 2 OF PLATE 15, LYING IN SECTION 20, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.,

ALSO TOGETHER WITH SECOND CLASS TIDELANDS, IF ANY, IN FRONT OF AND ABUTTING SAID PREMISES.

PARCEL “C-3”

THAT PORTION OF GOVERNMENT LOT 1 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., DESCRIBED AS FOLLOWS:

BEGIN AT A POINT ON THE EAST LINE OF GOVERNMENT LOT 2 WHICH IS 522.5 FEET NORTH OF THE SOUTHEAST CORNER OF SAID GOVERNMENT LOT 2; THENCE NORTH 17º 21’ WEST 1697.8 FEET, MORE OR LESS, TO THE MEANDER LINE ALONG THE NORTHWESTERLY LINE OF SAID GOVERNMENT LOT 1, SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 17º 21’ EAST TO A POINT WHICH IS 200 FEET SOUTHEASTERLY OF THE SOUTHEASTERLY LINE OF THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD; THENCE SOUTHWESTERLY PARALLEL WITH THE SOUTHEASTERLY LINE OF THE MARCH’S POINT ROAD, A DISTANCE OF 100 FEET; THENCE NORTH 17º 21’ WEST TO THE MEANDER LINE; THENCE NORTHEASTERLY ALONG THE MEANDER LINE TO THE TRUE POINT OF BEGINNING; EXCEPT THE FOLLOWING DESCRIBED PORTION THEREOF:

COMMENCING AT A POINT WHICH BEARS SOUTH 17º 21’ EAST A DISTANCE OF 300 FEET FROM THE SOUTHWEST CORNER OF THE PLAT OF “MARCH’S POINT TRACTS” (PLATTED SOUTH 17º 20’ EAST), ACCORDING TO THE RECORDED PLAT THEREOF IN VOLUME 5 OF PLATS, PAGE 25, RECORDS OF SKAGIT COUNTY, WASHINGTON, ALSO BEING THE MOST NORTHERLY CORNER OF THAT CERTAIN TRACT OF LAND CONVEYED TO SHELL OIL COMPANY BY WARRANTY DEED RECORDED IN VOLUME 260 OF DEEDS, PAGE 271, UNDER AUDITOR’S FILE NO. 496851, RECORDS OF SAID COUNTY; THENCE NORTH 17º 21’ WEST A DISTANCE OF 667.48 FEET TO THE INTERSECTION WITH THE SOUTH MARGIN OF THE COUNTY ROAD AND SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 17º 21’ EAST A DISTANCE OF 200 FEET; THENCE SOUTH 36º 55’ WEST, PARALLEL WITH THE SOUTH ROAD MARGIN OF SAID COUNTY ROAD A DISTANCE OF 100 FEET; THENCE NORTH 17º 21’ WEST A DISTANCE OF 200 FEET TO THE INTERSECTION WITH THE SOUTH MARGIN OF THE COUNTY ROAD; THENCE NORTH 36º 55’ EAST, ALONG THE SAID MARGIN, A DISTANCE OF 100 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPT THAT PORTION THEREOF LYING WITHIN THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD.

TOGETHER WITH THOSE PORTIONS OF THE FOLLOWING DESCRIBED FIRST CLASS TIDELANDS OF THE ANACORTES HARBOR LYING BETWEEN THE EASTERLY AND WESTERLY LINES OF SAID PREMISES EXTENDED NORTHERLY:

TRACT 1 OF PLAT 14, LYING IN SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

TRACTS 1 AND 2 OF PLATE 15, LYING IN SECTION 20, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

ALSO TOGETHER WITH SECOND CLASS TIDELANDS, IF ANY, BETWEEN THE EASTERLY AND WESTERLY LINES OF SAID PREMISES EXTENDED NORTHERLY, EXCEPT ANY PORTION THEREOF LYING BELOW THE LINE OF MEAN LOW TIDE.

PARCEL “C-4”

THAT PORTION OF GOVERNMENT LOTS 1 AND 2 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT SOUTH 17° 21’ EAST A DISTANCE OF 300 FEET FROM THE SOUTHWEST CORNER OF THE PLAT OF “MARCH’S POINT TRACTS” (PLATTED SOUTH 17° 20’ EAST), ACCORDING TO THE RECORDED PLAT THEREOF IN VOLUME 5 OF

PLATS, PAGE 25, RECORDS OF SKAGIT COUNTY, WASHINGTON, ALSO BEING THE MOST NORTHERLY CORNER OF THAT CERTAIN TRACT OF LAND CONVEYED TO THE SHELL OIL COMPANY, BY WARRANTY DEED, RECORDED IN VOLUME 260 OF DEEDS, PAGE 271, UNDER AUDITOR’S FILE NO. 496851, RECORDS OF SAID COUNTY; THENCE SOUTH 11° 25’ 30” WEST (DEED SOUTH 11° 23’ 45” WEST) ALONG THE WESTERLY LINE OF SAID SHELL TRACT A DISTANCE OF 122.25 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 57° 30’ 45” WEST TO THE INTERSECTION WITH THE EASTERLY MARGIN OF THE COUNTY ROAD; THENCE SOUTHERLY ALONG THE SAID ROAD MARGIN A DISTANCE OF 440.27 FEET TO THE NORTHWEST CORNER OF THAT CERTAIN TRACT CONVEYED TO SHELL OIL COMPANY BY STATUTORY WARRANTY DEED RECORDED UNDER AUDITOR’S FILE NO. 605021, RECORDS OF SAID COUNTY; THENCE SOUTH 77° 23’ 00” EAST ALONG THE NORTH LINE OF SAID TRACT A DISTANCE OF 353.69 FEET TO THE MOST NORTHERLY CORNER OF THAT CERTAIN TRACT CONVEYED TO SHELL OIL COMPANY BY STATUTORY WARRANTY DEED RECORDED UNDER AUDITOR’S FILE NO. 496862, RECORDS OF SAID COUNTY; THENCE SOUTH 77° 20’ 12” EAST ALONG THE NORTH LINE OF SAID TRACT A DISTANCE OF 256.11 FEET TO THE INTERSECTION WITH THE WEST LINE OF THAT CERTAIN TRACT CONVEYED UNDER AUDITOR’S FILE NO. 496851; THENCE NORTH 11° 25’ 30” EAST ALONG SAID WEST LINE A DISTANCE OF 242.69 FEET TO THE TRUE POINT OF BEGINNING.

TOGETHER WITH FIRST CLASS TIDELANDS LYING WITHIN TRACT NO. 1, PLATE NO. 15, ANACORTES HARBOR, IN SECTION 20, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., LYING NORTHERLY OF THE FOLLOWING LINE:

COMMENCING AT THE SOUTHEAST CORNER OF GOVERNMENT LOT 2, SAID SECTION 29; THENCE NORTH ALONG THE EAST LINE OF SAID LOT 2 A DISTANCE OF 522.5 FEET; THENCE NORTH 17° 21’ WEST 1697.8 FEET, MORE OR LESS TO THE NORTH MEANDER LINE OF GOVERNMENT LOT 1; THENCE SOUTHWESTERLY ALONG THE MEANDER LINE IN FRONT OF GOVERNMENT LOT 1 A DISTANCE OF 509.0 FEET; THENCE CONTINUING ALONG SAID MEANER LINE SOUTH 35° 48’ 30” WEST 70 FEET TO THE TRUE POINT OF BEGINNING OF THIS LINE DESCRIPTION; THENCE AT RIGHT ANGLES NORTH 54° 11’ 30” WEST TO THE WESTERLY LINE OF SAID TRACT NO. 1, PLATE NO. 14; AND WESTERLY OF THAT CERTAIN PARCEL CONVEYED TO SHELL OIL COMPANY, A DELAWARE CORPORATION BY WARRANTY DEED DATED NOVEMBER 8, 1963, RECORDED NOVEMBER 12, 1963, UNDER AUDITOR’S FILE NO. 643083.

PARCEL “D”

GOVERNMENT LOTS 1, 2, AND 3 OF SECTION 21, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD.

TOGETHER WITH THE FOLLOWING DESCRIBED FIRST CLASS TIDELANDS OF THE ANACORTES HARBOR, LYING IN FRONT OF AND ABUTTING SAID PREMISES:

TRACTS 1, 2, AND 3 OF PLATE 15, LYING IN SECTION 21, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

ALSO TOGETHER WITH SECOND CLASS TIDELANDS, IF ANY, IN FRONT OF AND ABUTTING SAID PREMISES.

PARCEL “E-1”

THE NORTH HALF OF THE NORTHWEST QUARTER AND THE NORTH HALF OF THE SOUTH HALF OF THE NORTHWEST QUARTER OF SECTION 33, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THAT PORTION THEREOF, IF ANY, LYING WITHIN THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE NORTH TEXAS COUNTY ROAD.

PARCEL “E-2”

THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER AND THE NORTH HALF OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THAT PORTION OF SAID NORTH HALF OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER LYING SOUTHERLY OF THE NORTH LINE OF THE COUNTY ROAD KNOWN AS THE NORTH TEXAS COUNTY ROAD AND ALSO EXCEPT THAT PORTION OF SAID NORTH HALF LYING EASTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE NORTHERLY LINE OF THE NORTH TEXAS ROAD (ALSO KNOWN AS THE COUNTY ROAD NO. 591), WHICH POINT IS DISTANT 15.68 FEET NORTH AND 194.49 FEET EAST OF THE SOUTHWEST CORNER OF SAID SUBDIVISION (THE WESTERLY LINE OF SAID SUBDIVISION BEARS NORTH 1° 12’ 30” EAST); THENCE NORTH 1° 34’ EAST A DISTANCE OF 639.7 FEET TO A POINT ON THE NORTH LINE OF SAID SUBDIVISION, THE TERMINUS OF THIS LINE DESCRIPTION.

PARCEL “E-3”

THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THAT PORTION THEREOF LYING EASTERLY AND SOUTHERLY OF THE FOLLOWING DESCRIBED LINE:

BEGIN AT THE SOUTHEAST CORNER OF THAT CERTAIN TRACT OF LAND CONVEYED TO THE SHELL OIL COMPANY BY DEED RECORDED JUNE 20, 1994, AS AUDITOR’S FILE NO. 9406200099, SAID POINT BEING ON THE SOUTH LINE OF THE SUBDIVISION; THENCE NORTH 00° 42’ 12” EAST, A DISTANCE OF 150.18 FEET TO THE NORTHEAST CORNER OF SAID SHELL TRACT; THENCE SOUTH 89° 18’ 40” EAST ALONG THE NORTH LINE OF THOSE TRACTS CONVEYED TO DENZIL E. STAM, ET AL, BY DEEDS

RECORDED AS AUDITOR’S FILE NOS.724698 AND 9406200100, TO THE MEANDER LINE ALONG THE EAST LINE OF GOVERNMENT LOT 1 OF SECTION 34, TOWNSHIP 34 NORTH, RANGE 2 EAST W.M., THE TERMINUS OF THIS LINE DESCRIPTION; ALSO EXCEPT THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD; ALSO EXCEPT THAT CERTAIN NORTHEASTERLY PORTION THEREOF AS CONVEYED TO WILLIAM R. KIESSER, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 547521.

PARCEL “E-4”

THE NORTH HALF OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THAT PORTION THEREOF LYING SOUTHERLY OF THE NORTH LINE OF THE COUNTY ROAD KNOWN AS THE NORTH TEXAS COUNTY ROAD; ALSO EXCEPT THAT WESTERLY PORTION THEREOF LYING WITHIN THE COUNTY ROAD KNOWN AS THE BETTERTON EXTENSION ROAD.

PARCEL “F-1”

GOVERNMENT LOT 1 OF SECTION 34, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THOSE SOUTHERLY PORTIONS THEREOF LYING WITHIN THOSE CERTAIN TRACTS CONVEYED TO DENZIL E. STAM, ET AL, BY AUDITOR’S FILE NOS. 724698 AND 9406200100; ALSO EXCEPT THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD; ALSO EXCEPT THAT PORTION THEREOF CONVEYED TO WILLIAM R. KIESSER, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 547521.

PARCEL “F-2”

THE NORTH 5 ACRES OF GOVERNMENT LOT 2 OF SECTION 34, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THE AS BUILT AND EXISTING MARCH’S POINT COUNTY ROAD RUNNING THROUGH SAID 5 ACRES, AND ALSO EXCEPT THAT PORTION OF THE NORTH 16 FEET THEREOF LYING WEST OF THE MARCH’S POINT ROAD BEING RESERVED FOR ROAD PURPOSES BY DEED RECORDED OCTOBER 21, 1903, UNDER AUDITOR’S FILE NO. 43838, IN VOLUME 52 OF DEEDS, PAGE 599, RECORDS OF SKAGIT COUNTY, WASHINGTON.

PARCEL “G”

GOVERNMENT LOT 1 OF SECTION 27, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD; ALSO EXCEPT THAT PORTION THEREOF CONVEYED TO WILLIAM R. KIESSER, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 547521.

EXHIBIT B

Legal Description

Anacortes Products Storage Area

A portion of Sections 28 & 33, T. 35 N., R. 2 E., Willamette Meridian, Skagit County, Washington, being more particularly described by metes and bounds as follows:

Commencing at the Section Corner common to Sections 28/29/32/33 Township 35 North, Range 2 East, Willamette Meridian, from which the South Quarter corner of said Section 28 bears S 86° 40’ 54” E; thence N 77° 55’ 25” E 999.42 feet to the Point Of Beginning;

thence N 02° 57’ 39” E 1,281.55 feet;

thence N 86° 40’ 45” W 298.99 feet;

thence N 01° 31’ 49” E 455.38 feet;

thence S 85° 39’ 12” E 137.59 feet;

thence N 03° 30’ 02” E 144.29 feet;

thence S 87° 03’ 13” E 167.03 feet;

thence N 02° 57’ 39” E 1,152.58 feet;

thence S 87° 03’ 58” E 646.18 feet;

thence S 02° 54’ 27” W 75.37 feet;

thence S 86° 54’ 24” E 148.09 feet;

thence S 02° 50’ 13” W 147.50 feet;

thence S 86° 24’ 54” E 226.85 feet;

thence S 04° 26’ 10” W 229.71 feet;

thence S 87° 04’ 05” E 321.01 feet;

thence S 03° 00’ 34” W 731.27 feet;

thence S 86° 39’ 04” E 62.38 feet;

thence S 02° 53’ 56” W 1,265.35 feet;

thence S 86° 39’ 36” E 450.34 feet;

thence S 02° 53’ 00” W 618.23 feet;

thence N 86° 54’ 47” W 365.32 feet;

thence S 02° 52’ 47” W 1,293.40 feet;

thence N 86° 50’ 28” W 368.31 feet;

thence S 03° 27’ 26” W 883.11 feet;

thence N 87° 07’ 32” W 430.30 feet;

thence N 02° 57’ 39” E 2,215.71 feet;

thence N 87° 01’ 24” W 676.73 feet to the Point Of Beginning.

Containing 134.283 acres, more or less.

10

EXHIBIT C-1

Legal Description

KMI Easement

A portion of Section 33, T. 35 N., R. 2 E., Willamette Meridian, Skagit County, Washington, being more particularly described by metes and bounds as follows:

Commencing at the Section Corner common to Sections 28/29/32/33 Township 35 North, Range 2 East, Willamette Meridian, from which the North Quarter corner of said Section 33 bears S 86° 40’ 54” E; thence S 44° 01’ 24” E 2,834.41 feet to the Point Of Beginning;

thence S 87° 14’ 39” E 611.80 feet;

thence S 02° 33’ 56” W 10.00 feet;

thence N 87° 14’ 39” W 611.95 feet;

thence N 03° 27’ 26” E 10.00 feet to the Point Of Beginning.

Containing 0.141 acres, more or less.

EXHIBIT C-2

Legal Description

8th Street Pipes Easement

A portion of Section 28 and Government Lot 3, Section 29, T. 35 N., R. 2 E., Willamette Meridian, Skagit County, Washington, being more particularly described by metes and bounds as follows:

Commencing at the Section Corner common to Sections 28/29/32/33 Township 35 North, Range 2 East, Willamette Meridian, from which the South Quarter corner of said Section 28 bears S 86° 40’ 54” E; thence N 04° 47’ 36” W 2,138.78 feet to the Point Of Beginning;

thence N 05° 33’ 35” E 32.41 feet;

thence S 87° 03’ 50” E 1,080.98 feet;

thence S 03° 30’ 02” W 32.38 feet;

thence N 87° 03’ 50” W 1,082.14 feet to the Point Of Beginning.

Containing 0.804 acres, more or less.

EXHIBIT C-3

Legal Description

“F” Street Pipes Easement

A portion of Sections 21 and 28, T. 35 N., R. 2 E., Willamette Meridian, Skagit County, Washington, being more particularly described by metes and bounds as follows:

Commencing at the Section Corner common to Sections 28/29/32/33 Township 35 North, Range 2 East, Willamette Meridian, from which the South Quarter corner of said Section 28 bears S 86° 40’ 54” E; thence N 30° 07’ 16” E 3,614.98 feet to the Point Of Beginning;

thence N 02° 55’ 32” E 2,455.44 feet;

thence N 86° 08’ 05” W 8.80 feet;

thence N 02° 54’ 51” E 464.98 feet;

thence N 13° 00’ 02” W 16.55 feet;

thence N 24° 16’ 15” W 905.32 feet;

thence N 79° 51’ 31” E 30.85 feet;

thence S 24° 16’ 15” E 883.55 feet;

thence S 87° 05’ 09” E 50.86 feet;

thence S 02° 54’ 51” W 99.91 feet;

thence N 87° 05’ 09” W 29.33 feet;

thence S 02° 55’ 32” W 875.74 feet;

thence S 41° 31’ 21” E 62.26 feet;

thence S 02° 55’ 32” W 1,942.92 feet;

thence N 86° 54’ 24” W 71.82 feet to the Point Of Beginning.

Containing 4.668 acres, more or less.